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                                                                    EXHIBIT 10.2

                             CONFIDENTIAL TREATMENT

                                LICENSE AGREEMENT

         THIS AGREEMENT, effective as of June 15, 1993 (EFFECTIVE DATE) between the Center for Blood Research, Inc. ("CBR") having a place of business at 800 Huntington Ave., Boston, MA 02115 and Leukon, Inc., a corporation having an address at c/c HealthCare Investment Corp., 840 Memorial Drive, Cambridge, Massachusetts 02139 ("LEUKON").

         NOW THEREFORE, in consideration of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                 1. DEFINITIONS

         1.1 The term "AFFILIATE" as applied to LEUKON shall mean any company or other legal entity other than LEUKON in whatever country organized, controlling, controlled by or under common control with LEUKON. The term "control" means at least a 40% possession, direct or indirect, of the powers to direct or cause the direction of the management and policies whether through the ownership of voting securities, by contract or otherwise.

         1.2 "IMPROVEMENT INVENTION(S)" shall mean any inventions or discoveries which names Dr. Timothy Springer as an inventor or co-inventor for which a patent application owned by CBR is filed within three years from the date of this Agreement and which enhance, substitute for or are useful with the products, procedures or processes described in PATENT RIGHTS and which would infringe any claim of a pending and/or issued patent or patent application which is

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then or may become included in the PATENT RIGHTS, except those as to which CBR is or in the future may be obligated to license to a third party as a result of the third party funding Dr. Timothy Springer's research.

         1.3 "NET SALES" means the total received by LEUKON from sale, transfer or use of PRODUCT less***********************************************
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********************** In the event that a PRODUCT includes, a component which has therapeutic and prophylactic activity ("Active Component(s)") covered by a VALID CLAIM of a PATENT RIGHT (Patented Component(s)) and Active Component(s) not covered by a VALID CLAIM of a PATENT RIGHT (Unpatented Component(s)) (such PRODUCT being a Combined Product), then NET SALES shall be **********
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*************************************** If the Patented Component(s) are not
sold separately, then NET SALES upon which a royalty is paid shall be
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         If a sale is made other than at arm's-length, then NET SALES shall be calculated on the basis of ******************************************
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         PRODUCT shall be considered "sold" when shipped, transferred, billed out or invoiced, whichever occurs first.

         1.4 "OTHER PRODUCT(S)" means a product or process or service other than a THERAPEUTIC PRODUCT.

         1.5 The term "PATENT RIGHT(s)" shall mean the patent applications of Appendix A and any United States patent application directed to an IMPROVEMENT INVENTION and the inventions described and claimed therein and including any division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue or reexamination or extension thereof.

         1.6 The term "PRODUCT" shall mean any article, composition, apparatus, substance, chemical, material, method, process or service which is covered by PATENT RIGHTS, and includes both THERAPEUTIC PRODUCT and OTHER PRODUCT.

         1.7 The term "SUBLICENSEE" shall mean any non-AFFILIATE third party licensed by LEUKON to make, have made, use or sell any product or use any process under PATENT RIGHTS.

         1.8 "THERAPEUTIC PRODUCT" means a product or process or service for the treatment and/or prevention of a disease.

         1.9 The term "VALID CLAIM" shall mean a claim of an issued patent which has not lapsed or become abandoned or been declared invalid or unenforceable by a court of competent or an administrative

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agency from which no appeal can be or is taken or a claim of a pending patent application which is maintained in good faith and further provided that the application, including the pendency of any parent applications which supports the claim, has not been pending for more than seven years.

         1.10 The use herein of the plural shall include the singular, and the use of the masculine shall include the feminine.

                                  2. LICENSES

         2.1(a) CBR hereby grants to LEUKON and LEUKON accepts, subject to the terms and conditions hereof, a sole and exclusive, worldwide, royalty-bearing license, in, under and to PATENT RIGHTS, as well as a royalty bearing non-exclusive license under any IMPROVEMENT INVENTIONS not covered by PATENT RIGHTS to make, have made, use, sell and have sold PRODUCTS and to use methods and processes under PRODUCTS. Such license shall include the right to grant sublicenses thereto. LEUKON may extend such rights and licenses to AFFILIATES These rights are granted subject to the rights of the U. S. Government under Public Laws 96-517 and 98-620. All sublicenses shall be subject to CBR's approval of the entity being sublicensed which approval shall not be unreasonably withheld. If CBR does not provide a written reasonable objection to the entity being sublicensed within ten (10) days after notice thereof, such entity shall be conclusively deemed as having been approved by CBR.

         (b) LEUKON agrees to forward to CBR a copy of any and all fully executed sublicense agreements and any agreements which extend a license hereunder to AFFILIATES, and further agrees to forward to CBR

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annually a copy of such reports received by LEUKON from its SUBLICENSEES during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting or an accounting of progress on PRODUCT to the CBR under said sublicense agreements.

         (c) Any PRODUCTS which are subject to obligations under Public Laws 96-517 or 98-620 and which are intended for sale in the United States shall be manufactured substantially in the United States.

         2.2 The above licenses to sell any PRODUCT for which a royalty paid under this Agreement include the right of LEUKON, AFFILIATES, and SUBLICENSEES to grant to the purchaser thereof the right to use and/or resell such purchased PRODUCT without payment of a further royalty under patents licensed herein.

         2.3 (omitted)

         2.3(a) Taking into account the complexity, and stage of development of the PRODUCT and the science related thereto, LEUKON shall select and use reasonable efforts and diligence under the circumstances to research, develop and then commercialize a selected PRODUCT. The efforts of a SUBLICENSEE, collaborator and/or an AFFILIATE shall be considered as efforts of LEUKON. LEUKON shall provide written reports to CBR as to its activities under this paragraph which reports shall be given to CBR each January 1 and July 1 during the term of this agreement.

         (b) In the event that CBR reasonably believes that LEUKON is not making reasonable efforts under the circumstances to research, develop and then commercialize a PRODUCT selected by LEUKON

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pursuant to Paragraph 2.4(a) then CBR shall provide written notice to LEUKON which specifies CBR's basis for such belief and what additional efforts CBR believes should be made by LEUKON. Upon receipt of such written notice, CBR and LEUKON shall enter into good faith negotiations in order to reach mutual agreement as to what efforts by LEUKON shall satisfy the requirements of this Paragraph 2.4, and if such mutual agreement is not reached within ninety (90) days after receipt of such written notice, then the parties agree to submit to arbitration pursuant to Paragraph 10.9 to determine the efforts which should be exerted by LEUKON. Thereafter, LEUKON shall exert the efforts determined by the parties or in such arbitration.

         (c) If LEUKON fails to exert the efforts determined by the parties or in such arbitration, CBR's sole and exclusive remedy for LEUKON's failure to meet such efforts is ************************************************
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******************************************************** The termination and/or conversion shall take effect sixty (60) days after written notice by CBR to LEUKON unless such failure is cured prior to the end of such period.

         2.4 CBR acknowledges that LEUKON is in the business of developing, manufacturing and selling of medical processes and products and nothing in this Agreement shall be construed as restricting such business or imposing on LEUKON the duty to market, and/or sell and

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exploit PRODUCT for which royalties are due hereunder to the exclusion of or in preference to any other product or process.

         2.5 LEUKON shall have sole discretion for making all decisions relating to the commercialization and marketing of PRODUCT.

         2.6 If in the calendar year 1998 or any calendar year thereafter LEUKON and/or its AFFILIATES and/or SUBLICENSEES, and/or collaborators have not expended at least ******** for such calendar year with respect to research and/or development of PRODUCT and the total royalties due and payable under this Agreement for such calendar year are not equal to at least ********, then LEUKON shall pay CBR the amount by which ********* exceeds such royalties for the calendar year, which, if due, shall be payable on the last royalty payment date for such calendar year.

                                  3. ROYALTIES

         3.1(a) LEUKON or its AFFILIATES shall pay CBR as a total royalty for each PRODUCT one of the following:

         (1) *********** of the NET SALES of all THERAPEUTIC PRODUCTS and ************** of the NET SALES of all OTHER PRODUCTS sold by LEUKON or its AFFILIATES, provided that in the country where the PRODUCT is sold, the PRODUCT is covered by a VALID CLAIM of a PATENT RIGHT under which LEUKON is licensed by CBR; or

         (2)      ******************** of royalties (or the value of
                  consideration provided in lieu of royalties) received by LEUKON or its AFFILIATES from a SUBLICENSEE for all

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                  PRODUCTS covered by a VALID CLAIM of a PATENT RIGHT licensed to LEUKON.


         (3) In the event that LEUKON's license is non-exclusive and any other person or entity is also granted a license under PATENT RIGHTS at a royalty less than that of this Agreement, then LEUKON's royalty under this Agreement shall be reduced to such lower royalty. CBR shall promptly notify LEUKON of the granting of any such other license and the royalties thereunder.

         (b) Only one royalty shall be due and payable for a specific PRODUCT and irrespective of the number of patents included within PATENT RIGHTS which are applicable to such PRODUCT.

         3.2 In the event that royalties are to be paid by LEUKON to a party who is not an AFFILIATE of LEUKON for any PRODUCT ("Other Royalties") for which royalties are also due to CBR pursuant to Section 3.1, then the royalties to be paid to CBR by LEUKON pursuant to Section 3.1 shall be reduced by the amount of such Other Royalties, but in no event shall the royalties under Section 3.1 be reduced by more than ******************

         3.3 LEUKON shall keep, and shall cause each of its AFFILIATES and SUBLICENSEES to keep, full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to CBR. Such books of account shall be kept at their principal place of business and, with all necessary supporting data shall, during all reasonable times for the three (3) years next following the end of the calendar year to which each shall pertain be

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open for inspection by CBR or their designee upon reasonable notice during normal business hours at CBR's expense for the sole purpose of verifying royalty statements or compliance with this Agreement.

         3.4 With quarterly payments, LEUKON shall deliver to CBR a full and accurate accounting to include at least the following information:

         (a) Quantity of each PRODUCT subject to royalty sold (by country) by LEUKON, and its AFFILIATES;

         (b) Total Net Sales for each PRODUCT subject to royalty (by country);

         (c)      Total royalties payable to CBR;

         (d)      Royalties received from SUBLICENSEES.

         3.5 In each year the amount of royalty due shall be calculated quarterly as of March 31, June 30, September 30 and December 31 and shall be paid quarterly within the sixty days next following such date, every such payment shall be supported by the accounting prescribed in Paragraph 3.4 and shall be made in United States currency. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, such conversion shall be at the rate of exchange thereafter published in the Wall Street Journal for the business day closest to the applicable March 31, June 30, September 30, or December 31, as the case may be.

         3.6 If the transfer of or the conversion into United States dollars of any remittance due hereunder is not lawful or possible in any country, such remittance shall be made by the deposit thereof in the currency of the country to the credit and account of CBR or their nominee in any

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commercial bank or trust company located in that country, prompt notice of which shall be given to CBR.

         3.7 Any tax required to be withheld by LEUKON under the laws of any foreign country for the account of CBR, shall be promptly paid by LEUKON for and on behalf of CBR to the appropriate governmental authority, and LEUKON shall use its best efforts to furnish CBR with proof of payment of such tax. Payments to CBR shall be net of any such payments of taxes.

                                4. INFRINGEMENT

         4.1 With respect to any PATENT RIGHT under which LEUKON is exclusively licensed pursuant to this Agreement, LEUKON or its SUBLICENSEE shall have the right to prosecute in its own name and/or in the name of CBR and at LEUKON's own total cost and expense (except as provided in Section 4.2) any infringement of such patent, so long as such license is exclusive at the time of the commencement of action. Before LEUKON or its SUBLICENSEES commences an action with respect to any infringement of such patents, LEUKON shall give careful consideration to the views of CBR. CBR shall have the right to assign PATENT RIGHTS to LEUKON in the event that LEUKON desires to . initiate an infringement action with respect to such PATENT RIGHTS, and after such assignment LEUKON shall remain obligated to make royalty payments as provided in Article 3. In addition, with respect to any such infringement action initiated by LEUKON in which LEUKON designates CBR as a party plaintiff, LEUKON shall indemnify CBR with respect to any costs or counsel fees awarded against CBR in such action.



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         4.2 If LEUKON or its SUBLICENSEE elects to commence an action as described above, LEUKON may reduce the royalty due to CBR earned under the patent subject to suit by ******** the amount of the expenses and costs of such action, including attorneys' fees, but in no event shall any royalty be reduced by more than *****************. In the event that such expenses and costs exceed the amount of royalties withheld by LEUKON for any calendar year, LEUKON may to that extent reduce the royalties due to CBR from LEUKON in succeeding calendar years.

         4.3 Recoveries or reimbursements from such action shall first be applied to reimburse LEUKON for litigation costs not paid from royalties (if any), and then to reimburse CBR for royalties withheld. Any remaining recoveries or reimbursements shall be divided between the parties as follows.

                  (a) (i) If the amount is lost profits, LEUKON shall receive
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                  (ii) CBR shall receive *******************************
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         or

                  (b) As to awards other than lost profits, ************
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         4.4 In the event that LEUKON and its SUBLICENSEE, if any, elect not to exercise their right to prosecute an infringement of the



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PATENT RIGHTS pursuant to the above paragraphs or do not bring an infringement lawsuit within six months notice from CBR of infringement, CBR may do so at its own expense, controlling such action and retaining all recoveries therefrom.

         4.5 In the event that litigation against LEUKON is initiated by a third-party charging LEUKON with infringement of a patent of the third party as a result of the manufacture, use or sale by LEUKON of PRODUCT, LEUKON shall promptly notify CBR in writing thereof. LEUKON'S costs as to any such defense shall be fully creditable against running royalties due and payable to CBR under Paragraph 3.1(a), but in no event shall any royalty be reduced by more than
*********************

                                   5. PATENTS

         5.1(a) LEUKON shall reimburse CBR for any patent expenses it has incurred and will incur in the preparation, filing, prosecution and maintenance of PATENT RIGHTS. The amount of patent expenses to be reimbursed to CBR for patent expenses incurred as of the EFFECTIVE DATE shall be **********, plus the additional unbilled expenses Incurred for filing a PCT application as authorized by CBR prior to the EFFECTIVE DATE.

         (b) CBR shall promptly advise LEUKON in writing of each IMPROVEMENT INVENTION disclosed to CBR.

         (c) CBR shall use best reasonable efforts to file, prosecute and maintain patent applications and patents which are PATENT RIGHTS at LEUKON's cost and expense with patent counsel selected by CBR and reasonably acceptable to LEUKON and shall consult with and request Its patent counsel to keep LEUKON advised with respect thereto.


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         (d) In the event LEUKON is not interested in acquiring rights to
IMPROVEMENT INVENTION or in continuing prosecution or maintenance of any patent or patent application in PATENT RIGHTS, LEUKON shall advise CBR of such fact in writing at least one month before CBR, at its own expense may then file, prosecute, maintain or continue such patent(s) or patent applications in any country where LEUKON elects not to file, prosecute, maintain or continue and such patent applications and patents shall not be included with the rights licensed to LEUKON pursuant to paragraph 2.1 of this Agreement and CBR shall be free to license such patent to any other party.

         5.3 With respect to any PATENT RIGHTS CBR shall instruct its patent attorneys to provide, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent issuing from such application to LEUKON sufficiently prior to the filing of such application, response or request to allow for review and comment by LEUKON.

         5.4 CBR shall use reasonable best efforts to prevent any PATENT RIGHTS licensed to LEUKON under this Agreement from lapsing or becoming abandoned without the prior written consent of LEUKON.

                                 6. WARRANTIES

         6.1 CBR and LEUKON warrants and represents to the other that it owns all right, title and interest in and to PATENT RIGHTS; has the full right and authority to enter into this Agreement, and that it is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement.


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         6.2 CBR covenants, warrants and represents that as of this date, to the best of its knowledge, it owns all right, title and interest in and to PATENT RIGHTS; it has the right to grant the licenses and rights granted hereunder;
that the granting of such rights and licenses does not require the consent of a third party; and that there are no outstanding agreements, assignments or encumbrances inconsistent with the provisions of this Agreement that it is not aware of any claim which has been made or threatened with respect to CBR owning all right, title and interest in PATENT RIGHTS.

         6.3 CBR BY THIS AGREEMENT MAKES NO REPRESENTATION OR WARRANTIES AS TO THE PATENTABILITY AND/OR BREADTH OF THE INVENTIONS AND/OR DISCOVERIES INVOLVED IN PATENT RIGHTS; THE VALIDITY OF THE PATENT RIGHTS; OR THAT SUCH PATENT RIGHTS MAY BE EXPLOITED BY LEUKON, ITS AFFILIATES OR SUBLICENSEES WITHOUT INFRINGING OTHER PATENTS.

         6.4 CBR EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE INVENTION, PROCESSES OR PRODUCTS LICENSED UNDER THIS AGREEMENT.

                               7. INDEMNIFICATION

         7.1(a) LEUKON shall indemnify, defend and hold harmless CBR and its trustees, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any third-party claims, liability, damage, loss, or

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expense (including reasonable attorneys' fees and expenses of litigation)
incurred by or imposed upon the Indemnitees or any one of them in connection with any third-party claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce, lease, or promotion by LEUKON or by a SUBLICENSEE, AFFILIATE or agent of LEUKON, of any PRODUCT, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out by LEUKON pursuant to this Agreement;

         (b) LEUKON's indemnification under (a) above shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligent activities or willful misconduct of the Indemnitees;

         (c) CBR shall notify LEUKON promptly of any claim or threatened claim under this Section 7 and shall fully cooperate with all reasonable requests of LEUKON with respect thereto; and

         (d) LEUKON agrees, at its own expense, to provide attorneys reasonably acceptable to CBR to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought and LEUKON shall have the right to control the defense thereof LEUKON shall have the right to control the settlement or compromise of any such claim or action to the extent that LEUKON satisfies such claim or action.

         7.2(a) At such time as any PRODUCT is being commercially distributed or sold (other than for research purposes or for the purpose of obtaining regulatory approvals) by LEUKON, or by an AFFILIATE,


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SUBLICENSEE or agent of LEUKON (hereinafter "Other Seller"), LEUKON shall itself or in the alternative shall ensure that Other Seller either (i) at its sole cost and expense, procure(s) and maintains) comprehensive general liability insurance in amounts not less than $2,000,000 per incident and $2,000,000 annual aggregate and naming the Indemnitees as additional insureds or (ii) pay(s) for the procurement and maintenance by CBR of insurance in the amounts and in the form set forth in this paragraph. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for LEUKON's indemnification under Paragraph 7.1 of this Agreement. LEUKON shall ensure that if LEUKON or the Other Seller elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to CBR and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Paragraph 7.2 shall not be construed to create a limit of LEUKON's liability with respect to its indemnification under Paragraph 7.1 of this Agreement. At such time, or at any time LEUKON can request that CBR ascertain whether Risk Management Foundation has in effect Uniform Indemnification and Insurance Provisions more favorable than those of this Agreement, in which event LEUKON and CBR shall amend this Agreement to include such more favorable provisions.

         (b) LEUKON shall provide CBR with written evidence of such insurance upon request of CBR. LEUKON shall provide CBR with written notice of at least thirty (30) days prior to the cancellation,

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nonrenewal or material change in such insurance; if LEUKON or Other Seller does not obtain replacement insurance providing comparable coverage within such thirty (30) day period, LEUKON will agree to suspend sales of all PRODUCTS in any country for which there is no insurance, or HARVARD shall have the right to terminate this Agreement effective at the end of such thirty (30) day period by written notice to LEUKON.

         (c) LEUKON shall itself maintain, or shall ensure that Other Seller maintains or that payments are made for the maintenance by CBR of, as the case may be, such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any PRODUCT is being commercially distributed or sold (other than for research purposes or the purpose of obtaining regulatory approvals) by Other Seller and (ii) a reasonable period after the period referred to in (c)(i) above which shall in no event be less than ten (10) years. The obligations of (c)(ii) above can be satisfied by the purchase of insurance by LEUKON or a third party which covers claims made during such period of (c)(ii) above for PRODUCT or PROCESS commercially distributed or sold by LEUKON or Other Seller during the period referred to in
(c)(i) above.

                                 8. TERMINATION

         8.1 Except as otherwise specifically provided herein and unless sooner terminated pursuant to this Agreement, this Agreement and the licenses and rights granted thereunder shall remain in full force and
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         8.2 LEUKON shall have the right to terminate this Agreement and/or its license under one or more PATENT RIGHTS in one or more countries upon sixty (60) days prior written notice.

         8.3 Upon material breach of any material provision of this Agreement by a party to this Agreement, in the event the breach is not cured within sixty
(60) days after written notice to the breaching party by the other party, in addition to any other remedy it may have, the other party at its sole option may terminate this Agreement. In the event that LEUKON disputes the termination and initiates legal proceedings in this respect, this Agreement shall not be terminated until there is a final decision in such proceedings that this Agreement has been terminated from which no appeal can be or is taken.

         8.4 Upon any termination of this Agreement LEUKON shall have the option to finish any manufacturing work-in-progress and to sell any completed inventory of a PRODUCT under the license granted by this Agreement which remains on hand as of the date of the termination provided that LEUKON pays to CBR the royalties applicable to said subsequent sales in accordance with the same terms and conditions as set forth in this Agreement.

         8.5 In the event that this Agreement is terminated for any reason whatsoever, upon the written request of a SUBLICENSEE if such SUBLICENSEE is not otherwise in default, a sublicense granted under this Agreement shall be assignable to CBR and CBR and the sublicense shall remain in full force and effect as a direct license from CBR in

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accordance with the terms and conditions thereof At the request of LEUKON, CBR agrees to confirm in writing its obligations under this Paragraph to a SUBLICENSEE.

         8.6 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination.

                           9. ASSIGNMENT; SUCCESSORS

         9.1 This Agreement shall not be assignable by either of the parties without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that either party without the consent of the other may assign this Agreement to an AFFILIATE or to a successor in interest of all or substantially all of the portion of the business to which this Agreement relates.

         9.2 Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of said successors in interest and assigns of LEUKON and CBR. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party.

                                 10. PROVISIONS

         10.1 The relationship between CBR and LEUKON is that of independent contractors. CBR and LEUKON are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. CBR shall not have the power to bind or obligate LEUKON in any manner

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Likewise, LEUKON shall have no power to bind or obligate CBR in any manner.

         10.2 This Agreement sets forth the entire agreement and understanding between the parties as to the rights and licenses granted under this Agreement and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         10.3 This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without reference to its choice of law principles.

         10.4 The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         10.5 Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         10.6 LEUKON shall not use the name of CBR nor any adaptation thereof in any advertising, promotional or sales literature with respect to PRODUCT without prior written consent obtained from CBR, in each case except that LEUKON may state that it is licensed by CBR under one or more of the patents and/or applications comprising the PATENT RIGHTS.

         10.8 Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed delivered upon the earlier of (i) when received at the address set forth below (including telefax or personal

* Confidential treatment requested: material has been omitted and filed separately with the Commission delivery), or (ii) three (3) business days after mailed by certified or registered mail in the United States malls, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated:

         To LEUKON:             Leukon, Inc.
                                c/o HealthCare Investment Corp.
                                840 Memorial Drive
                                Cambridge, MA 02139
                                Attn: CEO

         To CBR:                The Center for Blood Research
                                800 Huntington Avenue
                                Boston, MA 02115

         10.9 Any matter or disagreement under Paragraph 2.3 which this Agreement specifically specifies is to be resolved by arbitration shall be submitted to a mutually-selected single arbitrator to so decide any such matter or disagreement. The arbitrator shall conduct the arbitration in accordance with the then applicable Rules of the American Arbitration Association, unless the parties agree otherwise. If the parties are unable to mutually select an arbitrator, the arbitrator shall be selected In accordance with the procedures of the American Arbitration Association The decision and award rendered by the arbitrator shall be final and binding. Judgment upon the award may be entered in any court having jurisdiction thereof Any arbitration pursuant to this section shall be held in Boston, MA, or such other place as may be mutually agreed upon in writing by the parties.

         10.10 If any provisions of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in


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separately with the Commission
effect during the term hereof, it is the intention of the parties that the remainder of this Agreement shall not be affected thereby provided that a party's rights under this Agreement are not materially affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision. but shall be valid, legal and enforceable. In the event a party's rights are materially affected as a result of a change in this Agreement under this Section 10.8 such party may terminate this Agreement.

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separately with the Commission
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                                      -23-

         IN WITNESS WHEREOF, the parties hereto intending to be bound, have set their hand and seal.

LEUKON, INC.                                     CENTER FOR BLOOD RESEARCH,
                                                 INC.



BY [signature appears here]                      BY [signature appears here]
  ---------------------------------------           ------------------------
                                                          Fred S. Rosen, M.D.

TITLE                                            TITLE
     ------------------------------------              -------------------------
                                                          President

DATE:                                            DATE
     ------------------------------------              -------------------------

* Confidential treatment requested: material has been omitted and filed separately with the Commission